Filed Pursuant to Rule 497(a)

Registration No. 333-268813

Rule 482ad

PennantPark Floating Rate Capital Ltd.

4,250,000 Shares of Common Stock

Issuer:	PennantPark Floating Rate Capital Ltd.

Symbol / Listing:	PFLT (NYSE)

Base shares offered:	4,250,000 shares of common stock (100% primary)

Greenshoe:	15% (100% Primary)

Price Per Share to the Public:	$11.10

Trade date:	January 23, 2023

Closing date:	January 26, 2023

CUSIP No.:	70806A106

Joint Bookrunners:	Morgan Stanley & Co. LLC UBS Securities LLC Goldman Sachs & Co. LLC J.P. Morgan Securities LLC Keefe, Bruyette & Woods, Inc.

Co-Managers:	JMP Securities LLC Maxim Group LLC Oppenheimer & Co. Inc. Ladenburg Thalmann & Co. Inc.

PennantPark Floating Rate Capital Ltd. filed a registration statement (including a preliminary prospectus) with the Securities and Exchange Commission for the offering to which this communication relates, which has been declared effective. Before you invest, you should read the preliminary prospectus supplement, dated January 23, 2023, for this offering or, when available, the final prospectus supplement, together in each case with the base prospectus in that registration statement, dated January 9, 2023, and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Copies of the preliminary and, when available, the final prospectus supplement relating to the shares of common stock offered in this offering, along with the accompanying prospectus, may be obtained by contacting Morgan Stanley & Co. LLC, Prospectus Department, 180 Varick Street, New York, NY 10014.